SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 15, 2010

JADE ART GROUP, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-137134	71-1021813
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baita Zhong Road Yujiang County, Jiangxi Province, P.R. of China		335200
(Address of principal executive offices)		(Zip Code)

86-701-5881082
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations or Financial Condition.

      On November 15, 2010, the Registrant issued a press release reporting on its results of operations for the quarter ended September 30, 2010 and its financial condition as at the end of that quarter. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

      On November 15, 2010, the Registrant issued a press release reporting on its results of operations for the quarter ended September 30, 2010 and its financial condition as at the end of that quarter.  A copy of the press release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Exhibits.

ExhibitNo.	Description
99.1	Press Release: Jade Art Group announces third quarter 2010 results.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2010
Jade Art Group Inc.

By:	/s/ Hua-Cai Song
Hua-Cai Song
Chief Executive Officer

EXHIBIT INDEX

ExhibitNo.	Description
99.1	Press Release: Jade Art Group announces third quarter 2010 results.